TRADE RECEIVABLES AND OTHER	6 Months Ended
Jun. 30, 2022
Trade and other receivables [abstract]
TRADE RECEIVABLES AND OTHER
NOTE 10 - TRADE RECEIVABLES AND OTHER

	At June 30, 2022		At December 31, 2021
(in millions of Euros)	Non-current	Current	Non-current	Current
Trade receivables - gross	—	924	—	607
Impairment	—	(3)	—	(4)
Total trade receivables - net	—	921	—	603
Income tax receivables	29	20	24	20
Other tax receivables	—	51	—	40
Contract assets	16	2	19	2
Prepaid expenses	1	20	1	9
Other	14	13	11	9
Total other receivables	60	106	55	80
Total trade receivables and other	60	1,027	55	683
10.1 Contract assets
Contracts assets includes €4 million and €6 million of unbilled tooling costs at June 30, 2022 and December 31, 2021, respectively.
10.2 Aging

(in millions of Euros)	At June 30, 2022	At December 31, 2021
Not past due	878	596
1 – 30 days past due	30	6
31 – 60 days past due	13	1
61 – 90 days past due	—	—
Greater than 90 days past due	—	—
Total trade receivables - net	921	603
The maximum exposure to credit risk at the reporting date is the carrying value of each class of receivable shown above. The Group does not hold any collateral from its customers or debtors as security.
10.3 Currency concentration

(in millions of Euros)	At June 30, 2022	At December 31, 2021
Euro	481	277
U.S. Dollar	407	305
Swiss franc	9	4
Other currencies	24	17
Total trade receivables - net	921	603
10.4 Factoring arrangements
The Group factors trade receivables under committed factoring agreements in the United States, France, Germany, Switzerland and the Czech Republic:
•In the United States, Constellium Muscle Shoals LLC is party to a factoring agreement with a capacity of $200 million and a maturity date in September 2023 and Constellium Automotive USA LLC is party to a factoring agreement with a maximum capacity of $25 million and a maturity date in December 2022.
•The factoring agreement in place for our entities in France has a maximum capacity of €255 million (including a €20 million recourse line) and a maturity date in December 2023.
•Factoring agreements in place for our entities in Germany, Switzerland and the Czech Republic have a combined maximum capacity of €200 million and maturity dates in December 2027.
In addition, the Group sells receivables from one of its German customers under an uncommitted factoring facility whereby receivables sold are confirmed by the customer.
These factoring agreements contain certain customary affirmative and negative covenants, including some relating to the administration and collection of the assigned receivables, the terms of the invoices and the exchange of information, but do not contain maintenance financial covenants. In addition, the commitment of the factor to buy receivables under the Muscle Shoals factoring agreement is subject to certain credit ratings being maintained. The Group was in compliance with all applicable covenants at and for the six months ended June 30, 2022 and 2021.
Under the Group’s factoring agreements, most of the trade receivables are sold without recourse. Where the Group has transferred substantially all the risks and rewards of ownership of the receivables, the receivables are derecognized. Some remaining receivables do not qualify for derecognition, as the Group retains substantially all the associated risks and rewards. At June 30, 2022, the total carrying amount of the original assets factored was €791 million, of which €355 million had been derecognized. At December 31, 2021, the total carrying amount of the original assets factored was €639 million, of which €345 million had been derecognized.
Amounts due to the factors in respect of trade receivables sold were €1 million and zero at June 30, 2022 and December 31, 2021, respectively.